Exhibit 23.1



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Fleet Financial Group, Inc.:


We consent to the use of our report incorporated in the accompanying Form S-8 Registration Statement by reference to Form 8-K dated May 5, 1998.



                                                  KPMG Peat Marwick LLP

Boston, Massachusetts
November 17, 1998